EARNINGS ANNOUNCEMENT
                                DENVER, COLORADO
                                MAY  4TH,  2005
                              FOR IMMEDIATE RELEASE


                 FIRST QUARTER DILUTED EARNINGS PER SHARE $0.38



MacDermid, Incorporated a worldwide manufacturer of proprietary specialty chemical products and materials for the electronics, metal finishing and graphic arts industries (NYSE: MRD) today reported first quarter sales of $ 170.2 million, a 5.1% increase over the same period in 2004. Revenues reflected strong demand in its Advanced Surface Finishing business in Asia, combined with the favorable impact of foreign currency.

Diluted earnings per share of $0.38 were $0.04 less than the $0.42 per share from continuing operations in 2004. Earnings for the quarter of $11.8 million were 8.6% less than a year ago.

Owner Earnings, a measure of free cash flow (defined below and shown in BOLD in the attached Condensed Consolidated Summary of Cash Flows), were a negative $ 1 million for the quarter ended March 31 2005, due to increases in working capital. Cash retained as of March 31, 2005 is $133.7 million.

Advanced  Surface  Finishing  (ASF)  segment
--------------------------------------------
Sales in our ASF segment for the quarter increased by $5.7 million or 6.0%. In Asia we started the year with new installations in both the Electronics as well as the Industrial products business, increasing our proprietary sales by 16.6% over the prior year quarter. Sales were down in the USA and Europe due mainly to continued weakness in our Electronics business in these areas.
Our gross profit percentage declined by 2.6 percentage points due to factors such as a change in the product mix, a temporary shut down at one of our plants which we are upgrading which caused an under-recovery of overheads, low start up margins on new installations in China, and higher non-proprietary sales at a much lower margin.
Our operating expenses in ASF were higher than last year due mainly to the added head count in Asia to support the increased level of sales



Printing  Solutions  segment
----------------------------
Our Printing Solutions business showed increased sales but a decline in operating profit over the first quarter last year. Our sales are suffering from the unfavorable comparison with last year which was before we implemented the direct marketing strategy in the packaging business in North America. In Europe our distributors built inventory last year in the first quarter in anticipation of a recovery, but no such large ramp up in orders occurred this year. Our gross profit in $ terms was flat to last year, which means that the gross profit % is lower because this business has higher overheads which need to be absorbed.
Our operating expenses were higher than the prior year due to increased R & D expenditure, direct selling staff in Packaging in North America and higher costs in Colorspan to support the increased business.

Dan Leever Chairman and CEO said "This quarter is disappointing as we failed to meet our standards for growth in earnings. Our Owner Earnings were also disappointing. Whereas there were seasonal and timing issues that masked what would have been better performance, we have to admit we did not execute as well as we should. We are committed to improving our performance throughout the year, but now are less confident we will be able to grow earnings for the year. We expect Owner Earnings will return closer to historic levels as the year progresses."





Note:
Owner Earnings is calculated as Net Cash flows provided by operating activities (GAAP definition) less net capital expenditures. EBITDA comprises Earnings before Interest, Taxation, Depreciation and Amortization. This press release and additional financial information together with our reconciliation of GAAP to Non-GAAP numbers are available on our website.
Website:  http://www.macdermid.com
          ------------------------


                         MACDERMID, INCORPORATED

                         NYSE  -  MRD
                         CUSIP  554273  10  2

  MAY  4TH,  2005

THIS REPORT AND OTHER CORPORATION REPORTS AND STATEMENTS DESCRIBE MANY OF THE POSITIVE FACTORS AFFECTING THE CORPORATION'S FUTURE BUSINESS PROSPECTS. INVESTORS SHOULD ALSO BE AWARE OF FACTORS THAT COULD HAVE A NEGATIVE IMPACT ON THOSE PROSPECTS. THESE INCLUDE POLITICAL, ECONOMIC OR OTHER CONDITIONS SUCH AS CURRENCY EXCHANGE RATES, INFLATION RATES, RECESSIONARY OR EXPANSIVE TRENDS, TAXES AND REGULATIONS AND LAWS AFFECTING THE BUSINESS; COMPETITIVE PRODUCTS, ADVERTISING, PROMOTIONAL AND PRICING ACTIVITY; THE DEGREE OF ACCEPTANCE OF NEW PRODUCT INTRODUCTIONS IN THE MARKETPLACE; TECHNICAL DIFFICULTIES WHICH MAY ARISE WITH NEW PRODUCT INTRODUCTIONS; AND THE DIFFICULTY OF FORECASTING SALES AT CERTAIN TIMES IN CERTAIN MARKETS.



MACDERMID, INCORPORATED
CONDENSED CONSOLIDATED SUMMARY OF EARNINGS
  (Unaudited)
  $ in thousands, except share and per share amounts

                                                      Three Months Ended
                                                   -------------------------
                                               Mar. 31st             Mar. 31st
                                                 2005                  2004
                                           ----------------      ----------------
Proprietary sales. . . . . . . . . . . . . $   160,185           $   152,199
Other sales. . . . . . . . . . . . . . . .      10,062                 9,813
                                           ----------------      ----------------
Total net sales. . . . . . . . . . . . . . $   170,247           $   162,012
                                           ----------------      ----------------
Gross margin . . . . . . . . . . . . . . .      77,653                77,526
  GM % . . . . . . . . . . . . . . . . . .       45.6%                 47.9%

Selling, technical and administrative. . .      46,670                45,360
Research and development . . . . . . . . .       6,532                 5,357
                                           ----------------      ----------------
Operating profit . . . . . . . . . . . . .      24,451                26,809

Other income (expense), net. . . . . . . .          30                  (258)
Interest expense, net. . . . . . . . . . .      (7,022)               (7,591)
                                           ----------------      ----------------

Earnings before income taxes . . . . . . .      17,459                18,960
Income tax (expense) . . . . . . . . . . .      (5,674)               (6,067)
                                           ----------------      ----------------
Net earnings . . . . . . . . . . . . . . . $    11,785           $    12,893
                                           ================      ================

Diluted earnings per share . . . . . . . . $      0.38           $      0.42
                                           ================      ================
Diluted average common
   shares outstanding.                      30,809,620            31,041,763
                                           ================      ================



MACDERMID, INCORPORATED
SALES AND MARGINS BY REGION
  $ in thousands

                                                      Three Months Ended
                                                   -------------------------
                                               Mar. 31st             Mar. 31st
                                                 2005                  2004
                                           ----------------      ----------------
AMERICAS
Total net sales . . . . . . . . . . . . .  $    67,492           $    65,676
Operating profit. . . . . . . . . . . . .  $     8,975           $    11,530
OP %. . . . . . . . . . . . . . . . . . .        13.3%                 17.6%

EUROPE
Total net sales . . . . . . . . . . . . .  $    62,510           $    61,789
Operating profit. . . . . . . . . . . . .  $     8,717           $     8,038
OP %. . . . . . . . . . . . . . . . . . .        13.9%                 13.0%

ASIA
Total net sales . . . . . . . . . . . . .  $    40,245           $    34,547
Operating profit. . . . . . . . . . . . .  $     6,759           $     7,241
OP %. . . . . . . . . . . . . . . . . . .        16.8%                 21.0%

CONSOLIDATED TOTAL
Total net sales . . . . . . . . . . . . .  $   170,247           $   162,012
Operating profit. . . . . . . . . . . . .  $    24,451           $    26,809
OP %. . . . . . . . . . . . . . . . . . .        14.4%                 16.5%


MACDERMID, INCORPORATED
SALES AND MARGINS BY GROUP
  $ in thousands

                                                    Three Months Ended
                                                 -------------------------
                                              Mar. 31st             Mar. 31st
                                                2005                   2004
                                           ----------------      ----------------
ADVANCED SURFACE FINISHING
Total net sales . . . . . . . . . . . . .  $     99,141          $    93,488
Operating profit. . . . . . . . . . . . .  $     14,135          $    14,737
OP %. . . . . . . . . . . . . . . . . . .         14.3%                15.8%

PRINTING SOLUTIONS
Total net sales . . . . . . . . . . . . .  $     71,106          $    68,524
Operating profit. . . . . . . . . . . . .  $     10,316          $    12,072
OP %. . . . . . . . . . . . . . . . . . .         14.5%                17.6%

CONSOLIDATED TOTAL
Total net sales . . . . . . . . . . . . .  $    170,247          $   162,012
Operating profit. . . . . . . . . . . . .  $     24,451          $    26,809
OP %. . . . . . . . . . . . . . . . . . .         14.4%                16.5%



MACDERMID, INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
  $ in thousands


                                               Mar. 31st             Dec. 31st
                                                 2005                  2004
                                           ----------------      ----------------
                                              (Unaudited)

Cash and cash equivalents . . . . . . . .  $   133,741           $   137,829
Accounts receivable, net. . . . . . . . .      145,019               142,455
Inventories, net. . . . . . . . . . . . .       84,107                80,445
Other current assets. . . . . . . . . . .       27,124                28,486
                                           ----------------      ----------------
   Current Assets . . . . . . . . . . . .      389,991               389,215

Property, plant & equipment, net. . . . .      107,053               110,463
Goodwill. . . . . . . . . . . . . . . . .      194,287               194,287
Intangibles . . . . . . . . . . . . . . .       27,993                28,434
Other assets, net . . . . . . . . . . . .       47,061                51,320
                                           ----------------      ----------------
   Total assets . . . . . . . . . . . . .  $   766,385           $   773,719
                                           ================      ================


Payables and accruals . . . . . . . . . .  $   117,491           $   128,359
Short-term debt . . . . . . . . . . . . .          869                   753
                                           ----------------      ----------------
   Current Liabilities. . . . . . . . . .      118,360               129,112

Long-term debt. . . . . . . . . . . . . .      300,888               301,077
Other long-term liabilities . . . . . . .       37,528                39,499
                                           ----------------      ----------------
   Total Liabilities. . . . . . . . . . .      456,776               469,688

Shareholders' equity. . . . . . . . . . .      309,609               304,031
                                           ----------------      ----------------
Total liabilities &
   shareholders' equity.                   $   766,385           $   773,719
                                           ================      ================
Debt to total capital . . . . . . . . . .          49%                   50%
                                           ----------------      ----------------





MACDERMID,  INCORPORATED
CONDENSED  CONSOLIDATED  SUMMARY  OF  CASH  FLOWS
  (Unaudited)
  $ in thousands

                                                      Three Months Ended
                                                   -------------------------
                                               Mar. 31st             Mar. 31st
                                                 2005                  2004
                                           ----------------      ----------------


Net earnings . . . . . . . . . . . . . . . $    11,785           $    12,893

Depreciation . . . . . . . . . . . . . . .       3,846                 4,125
Amortization . . . . . . . . . . . . . . .         891                   734
Provision for bad debt . . . . . . . . . .         517                   599
Stock compensation expense . . . . . . . .       2,177                 1,560
Deferred taxes . . . . . . . . . . . . . .         163                  (149)
Working capital changes. . . . . . . . . .     (17,356)              (13,785)
                                           ----------------      ----------------
Cash from operations . . . . . . . . . . .       2,023                 5,977

Capital spending, net. . . . . . . . . . .      (2,990)                 (782)
                                           ----------------      ----------------
OWNER EARNINGS** . . . . . . . . . . . . .        (967)                5,195

Dividends Paid . . . . . . . . . . . . . .      (1,212)                  -
Increase/(decrease) in debt. . . . . . . .         (62)                 (322)
Treasury shares. . . . . . . . . . . . . .          33                    31
Other. . . . . . . . . . . . . . . . . . .      (1,880)                  361
                                           ----------------      ----------------

Increase/(decrease) in cash. . . . . . . . $    (4,088)           $    5,265
                                           ================      ================


**Note:  Pro forma owner earnings
    adjusted for semi-annual bond interest
    payments would have been as follows:   $     5,933            $    12,095
                                           ================      ================




MACDERMID,  INC.
REGULATION  G:   GAAP  TO  NON-GAAP  RECONCILIATION

Gross Profit Before Special Charges (a) (b)
-------------------------------------------
(In thousands)                                              Three Months Ended
                                                            ------------------
                                         Jun-03       Sep-03      Dec-03      Mar-04       Jun-04
                                        ---------    ---------   ---------   ---------    ---------
Net Sales as reported . . . . . . . .   $ 155,320    $ 149,657   $ 162,106   $ 162,012    $ 165,053
                                        ---------    ---------   ---------   ---------    ---------
Gross Profit as reported. . . . . . .   $  73,794    $  69,916   $  74,363   $  77,526    $  78,074
Add: Special Charges. . . . . . . . .       -            -           -           -            -
                                        ---------    ---------   ---------   ---------    ---------
Gross Profit Before
Special Charges . . . . . . . . . . .   $  73,794    $  69,916   $  74,363   $  77,526    $  78,074
                                        ---------    ---------   ---------   ---------    ---------
GP % Before Special
 Charges  . . . . . . . . . . . . . .       47.5%        46.7%       45.9%       47.9%        47.3%


Gross Profit Before Special Charges (a) (b)
-------------------------------------------                                    Year        Year
(In thousands)                                  Three Months Ended             Ended       Ended
                                                -------------------            -----       -----
                                         Sep-04       Dec-04       Mar-05      Dec-03      Dec-04
                                        ---------    ---------   ---------   ---------    ---------
Net Sales as reported . . . . . . . .   $ 161,585    $ 172,135    $ 170,247   $ 619,886   $ 660,785
                                        ---------    ---------   ---------   ---------    ---------
Gross Profit as reported. . . . . . .   $  76,375    $  81,266    $  77,653   $ 290,615   $ 313,241
Add: Special Charges. . . . . . . . .       -            -            -           -           -
                                        ---------    ---------   ---------   ---------    ---------
Gross Profit Before
Special Charges . . . . . . . . . . .   $  76,375    $  81,266    $  77,653   $ 290,615   $ 313,241
                                        ---------    ---------   ---------   ---------    ---------
GP % Before Special
 Charges. . . . . . . . . . . . . . .       47.3%        47.2%        45.6%       46.9%       47.4%


(a) as a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results now reflected as Discontinued Operations.

(b) "Gross Profit Before Special Charges" and "Operating Profit Special Charges" are not intended to represent Net Earnings as defined by Generally Accepted Accounting Principles. These measurements should not be used as an alternative to Net Earnings as an indicator of operating performance and may not be comparable to similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure of past Operating performance and believes these measurements play an important factor toward the growth of shareholder value over time.





Operating Profit Before Amortization and Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)                                              Three Months Ended
                                                            ------------------
                                          Jun-03      Sep-03      Dec-03       Mar-04      Jun-04
                                        ---------    ---------   ---------   ---------    ---------
Net Sales per above . . . . . . . .     $ 155,320    $ 149,657   $ 162,106   $ 162,012    $ 165,053
                                        ---------    ---------   ---------   ---------    ---------
Earnings Before Interest
and Taxes . . . . . . . . . . . . .     $  25,567    $  25,611   $  27,689   $  26,551    $  27,348
Add: Other (Income) Expense . . . .          (132)      (2,833)     (1,142)        258         (697)
Add: Special Charges. . . . . . . .         -            -           -           -            -
                                        ---------    ---------   ---------   ---------    ---------
Operating Profit Before
 Special Charges. . . . . . . . . .     $  25,435    $  22,778   $  26,547   $  26,809    $  26,651
                                        =========    =========   =========   =========    =========
% OP Before Special
 Charges to Net Sales . . . . . . .         16.4%        15.2%       16.4%       16.5%        16.1%

Operating Profit Before Amortization and Special Charges (a) (b)
----------------------------------------------------------------               Year         Year
(In thousands)                                   Three Months Ended            Ended        Ended
                                                 ------------------            -----        -----
                                         Sep-04       Dec-04      Mar-05       Dec-03      Dec-04
                                        ---------    ---------   ---------   ---------    ---------
Net Sales per above . . . . . . . .     $ 161,585    $ 172,135   $ 170,247   $ 619,886    $ 660,785
                                        ---------    ---------   ---------   ---------    ---------
Earnings Before Interest
and Taxes . . . . . . . . . . . . .     $  25,838    $  27,615   $  24,481   $ 103,464    $ 107,352
Add: Other (Income) Expense . . . .           (92)      (1,411)        (30)     (4,314)      (1,942)
Add: Special Charges. . . . . . . .         -            -           -           -            -
                                        ---------    ---------   ---------   ---------    ---------
Operating Profit Before
 Special Charges. . . . . . . . . .     $  25,746    $  26,204   $  24,451   $  99,150    $ 105,410
                                        =========    =========   =========   =========    =========

% OP Before Special
 Charges to Net Sales . . . . . . .         15.9%        15.2%       14.4%       16.0%        16.0%


(a) as a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results now reflected as Discontinued Operations.

(b) "Gross Profit Before Special Charges" and "Operating Profit Special Charges" are not intended to represent Net Earnings as defined by Generally Accepted Accounting Principles. These measurements should not be used as an alternative to Net Earnings as an indicator of operating performance and may not be comparable to similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and believes these measurements play an important factor toward the growth of shareholder value over time.



MACDERMID,  INC.
REGULATION  G:   GAAP  TO  NON-GAAP  RECONCILIATION


EPS from Continuing Operations Before Special Charges & Stock Compensation (a) (b)
-----------------------------------------------------------------------------------
(In thousands, except share and per share amounts)
                                                            Three Months Ended
                                         Jun-03       Sep-03      Dec-03      Mar-04       Jun-04
                                        ---------    ---------   ---------   ---------    ---------

Net Income (Loss) as reported. . . . .  $  12,130    $  13,441   $  19,289   $  12,893    $  13,385
   Deduct:  Income (Loss) from
   Discontinued Ops, net of income taxes       (4)          66       5,632       -            -
                                        ---------    ---------   ---------   ---------    ---------
Income (Loss) from
   Continuing Operations . . . . . . .     12,134       13,375      13,657      12,893       13,385

Change in accounting method. . . . . .      -           (1,014)      -           -            -
SFAS 150 gain on stock call option . .      -           (2,214)      -           -            -
                                        ---------    ---------   ---------   ---------    ---------
    Total Special Charges (Income) . .      -           (3,228)      -           -            -

    After Tax Effect of Special
      Charges (Income) . . . . . . . .      -           (2,520)      -           -            -
                                        ---------    ---------   ---------   ---------    ---------

Net Income from Continuing
   Operations Before
   Tax Effected Special Charges. . . .  $  12,134    $  10,855   $  13,657   $  12,893    $  13,385
                                        =========    =========   =========   =========    =========

    Stock Compensation Expense . . . .      1,154          915       1,119       1,560        1,472
    After Tax Effect Stock
       Compensation Expense. . . . . .        785          622         761       1,061        1,001
                                        ---------    ---------   ---------   ---------    ---------

Net Income from Continuing
   Operations Before Tax
   Effected Special Charges
   & Stock Compensation. . . . . . . .  $  12,919    $  11,477   $  14,418   $  13,954    $  14,386
                                        =========    =========   =========   =========    =========

Earnings Per Share from
   Continuing Operations Before
   Tax Effected Special Charges. . . .  $    0.38    $    0.36   $    0.45   $    0.42    $    0.43
                                        =========    =========   =========   =========    =========

Earnings Per Share from
   Continuing Operations
   Before Tax Effected Special
   Charges & Stock Compensation. . . .  $    0.41    $    0.38   $    0.47   $    0.45    $    0.46
                                        =========    =========   =========   =========    =========

Diluted Average Common
   Shares Outstanding. . . . . . . . . 31,720,959   31,059,431  30,501,615  31,041,763   31,014,374
                                        ---------    ---------   ---------   ---------    ---------



EPS from Continuing Operations Before Special
 Charges & Stock Compensation (a) (b)
-----------------------------------------------------------
(In thousands, except share and per share amounts)
                                                                              Year         Year
                                                Three Months Ended            Ended        Ended
                                                ------------------            -----        -----
                                         Sep-04       Dec-04      Mar-05      Dec-03       Dec-04
                                        ---------    ---------   ---------   ---------    ---------

Net Income (Loss) as reported. . . . .  $  12,043    $  14,903   $  11,785   $  56,426    $  53,224
   Deduct:  Income (Loss) from
   Discontinued Ops, net of income taxes    -            -           -           5,592        -
                                        ---------    ---------   ---------   ---------    ---------
Income (Loss) from
   Continuing Operations . . . . . . .     12,043       14,903      11,785      50,834       53,224

Change in accounting method. . . . . .      -            -           -          (1,014)       -
SFAS 150 gain on stock call option . .      -            -           -          (2,214)       -
                                        ---------    ---------   ---------   ---------    ---------
    Total Special Charges (Income) . .      -            -           -          (3,228)       -

    After Tax Effect of Special
       Charges (Income). . . . . . . .      -            -           -          (2,520)       -
                                        ---------    ---------   ---------   ---------    ---------

Net Income from Continuing
  Operations Before
  Tax Effected Special Charges . . . .  $  12,043    $  14,903   $  11,785   $  48,314    $  53,224
                                        =========    =========   =========   =========    =========

    Stock Compensation
       Expense . . . . . . . . . . .        1,351        2,112       2,177       4,219        6,495
    After Tax Effect Stock
       Compensation Expense. . . . .          905        1,415       1,361       2,869        4,382
                                        ---------    ---------   ---------   ---------    ---------

Net Income from Continuing
   Operations Before Tax
   Effected Special Charges
   & Stock Compensation. . . . . . .    $  12,948    $  16,318   $  13,146   $  51,183    $  57,606
                                        =========    =========   =========   =========    =========

Earnings Per Share from
   Continuing Operations
   Before Tax Effected
   Special Charges . . . . . . . . .    $    0.39    $    0.48   $    0.38   $    1.55    $    1.72
                                        =========    =========   =========   =========    =========

Earnings Per Share from
   Continuing Operations
   Before Tax Effected
   Special Charges and
   Stock Compensation. . . . . . . .    $    0.42    $    0.53   $    0.43   $    1.63    $    1.86
                                        =========    =========   =========   =========    =========

Diluted Average Common Shares
   Outstanding . . . . . . . . . . .   30,988,259   30,794,808  30,809,620  31,430,398   30,961,108
                                        ---------    ---------   ---------   ---------    ---------

(a) as a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results now reflected as Discontinued Operations.

(b)  "EPS  from  Continuing  Operations  Before  Special  Charges  and  Stock
Compensation", "EBITDA from Continuing Operations Before Special Charges" and "Owners Earnings" are not intended to represent Net Earnings (loss) or Net Cash Flow From Operating Activities as defined by Generally
Accepted Accounting Principles. These measurements should not be used as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may not be comparable to similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and believes these measurements play an important factor toward the growth of shareholder value over time.




EBITDA from Continuing Operations Before Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)
                                                            Three Months Ended
                                                            ------------------
                                         Jun-03       Sep-03      Dec-03      Mar-04       Jun-04
                                        ---------    ---------   ---------   ---------    ---------

Earnings Before Interest and Taxes . .  $  25,567    $  25,611   $  27,689   $  26,551    $  27,348
SFAS 150 gain on stock call option . .      -           (2,214)      -           -            -
                                        ---------    ---------   ---------   ---------    ---------
        Total Special Charges. . . . .      -           (2,214)      -           -            -

Amortization . . . . . . . . . . . . .        851          792         889         734          717
Depreciation . . . . . . . . . . . . .      4,002        3,874       3,976       4,125        3,989
                                        ---------    ---------   ---------   ---------    ---------
EBITDA from Continuing Operations
   Before Special Charges. . . . . . .  $  30,420    $  28,063   $  32,554   $  31,410    $  32,054
                                        =========    =========   =========   =========    =========


EBITDA from Continuing Operations Before Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)                                                                Year         Year
                                                Three Months Ended            Ended        Ended
                                                ------------------            -----        -----
                                         Sep-04       Dec-04      Mar-05      Dec-03       Dec-04
                                        ---------    ---------   ---------   ---------    ---------
Earnings Before Interest and Taxes . .  $  25,838    $  27,615   $  24,481   $ 103,464    $ 107,352
SFAS 150 gain on stock call option . .      -            -           -          (2,214)       -
                                        ---------    ---------   ---------   ---------    ---------
        Total Special Charges. . . . .      -            -           -          (2,214)       -

Amortization . . . . . . . . . . . . .        708          850         891       3,301        3,009
Depreciation . . . . . . . . . . . . .      3,897        4,137       3,846      15,793       16,148
                                        ---------    ---------   ---------   ---------    ---------
EBITDA from Continuing Operations
   Before Special Charges. . . . . . .  $  30,443    $  32,602   $  29,218   $ 120,344    $ 126,509
                                        =========    =========   =========   =========    =========

(a) as a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results now reflected as Discontinued Operations.

(b) "EPS from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations Before Special Charges" and "Owners Earnings" are not intended to represent Net Earnings (loss) or Net Cash Flow From Operating Activities as defined by Generally Accepted Accounting Principles. These measurements should not be used as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may not be comparable to similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and believes these measurements play an important factor toward the growth of shareholder value over time.



Owners Earnings (b)
-------------------
(In thousands)
                                                            Three Months Ended
                                         Jun-03       Sep-03      Dec-03      Mar-04       Jun-04
                                        ---------    ---------   ---------   ---------    ---------
Net cash flow provided by
   operating activities . . . . . . . . $  25,613    $  17,249   $  29,158   $   5,977    $  28,153
Capital expenditures, net . . . . . . .     1,722        2,790       5,213         782        1,662
                                        ---------    ---------   ---------   ---------    ---------
Owner Earnings. . . . . . . . . . . . . $  23,891    $  14,459   $  23,945   $   5,195    $  26,491
                                        =========    =========   =========   =========    =========

Adjustment for Bond Interest assumed to be paid quarterly
---------------------------------------------------------

Owner Earnings. . . . . . . . . . . . . $  23,891    $  14,459   $  23,945   $   5,195    $  26,491
Assumed if Bond Interest was
   paid quarterly . . . . . . . . . . .    (6,900)       6,900      (6,900)      6,900      (6,900)
                                        ---------    ---------   ---------   ---------    ---------
Adjusted Owner Earnings . . . . . . . . $  16,991    $  21,359   $  17,045   $  12,095    $  19,591
                                        =========    =========   =========   =========    =========


Owners Earnings (b)
-------------------
(In thousands)                                                                Year         Year
                                                Three Months Ended            Ended        Ended
                                                ------------------            -----        -----
                                         Sep-04       Dec-04      Mar-05      Dec-03       Dec-04
                                        ---------    ---------   ---------   ---------    ---------
Net cash flow provided by
   operating activities . . . . . . . . $  22,978    $  28,169   $   2,023   $  91,417    $  85,277

Capital expenditures, net . . . . . . .       768        5,322       2,990      10,704        8,534
                                        ---------    ---------   ---------   ---------    ---------
Owner Earnings. . . . . . . . . . . . . $  22,210    $  22,847   $    (967)  $  80,713    $  76,743
                                        =========    =========   =========   =========    =========

Adjustment for Bond Interest assumed to be paid quarterly
----------------------------------------------------------------------

Owner Earnings. . . . . . . . . . . . . $  22,210    $  22,847   $    (967)  $  80,713    $  76,743
Assumed if Bond Interest was
   paid quarterly . . . . . . . . . . .     6,900       (6,900)      6,900       -            -
                                        ---------    ---------   ---------   ---------    ---------
Adjusted Owner Earnings . . . . . . . . $  29,110    $  15,947   $   5,933   $  80,713    $  76,743
                                        =========    =========   =========   =========    =========

(a) as a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results now reflected as Discontinued Operations.

(b) "EPS from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations Before Special Charges" and "Owners Earnings" are not intended to represent Net Earnings (loss) or Net Cash Flow From Operating Activities as defined by Generally Accepted Accounting Principles. These measurements should not be used as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may not be comparable to similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and believes these measurements play an important factor toward the growth of shareholder value over time.
